Backblaze Announces Preliminary Q3 2022 Results Ahead of Investor Conference

Preliminary Q3 2022 Revenue and Adjusted EBITDA Margin Exceeds Prior Guidance

SAN MATEO, CA (October 24, 2022) - Backblaze, Inc. (Nasdaq: BLZE), the leading independent storage cloud, today announced preliminary results for Q3 of 2022.

“In light of our participation in an upcoming investor conference, we are sharing our preliminary Q3 results,” said Gleb Budman, CEO. “We are pleased to announce better-than-expected Q3 revenue and adjusted EBITDA margin, in part due to strong growth in B2 Cloud Storage, which grew over 45% year-over-year.”

Preliminary Q3 Results
•Revenue is expected to be between $22.0 to $22.1 million versus previous guidance of $21.4 to $21.8 million.
•Adjusted EBITDA margin is expected to be in the range of (9)% to (8)% versus previous guidance of (18)% to (14)%.

Full Q3 2022 Financial Results Announcement

Backblaze will report full financial results for its third quarter of 2022 (ending September 30, 2022) on Wednesday, November 9, 2022 after market close.

Following the release of results, Backblaze will host a conference call and webcast at 1:30 p.m. PT (4:30 p.m. ET) to discuss the results.

Attend the webcast here: https://edge.media-server.com/mmc/p/dxgk6h46
Register to listen by phone here: https://dpregister.com/sreg/10170521/f41c667a97

Phone registrants will receive dial-in information via email.

An archive of the webcast will be available shortly after its completion on the Investor Relations page of the Backblaze website at https://ir.backblaze.com.

As part of Backblaze’s continuing efforts to enhance communications and engagement with its shareholders, verified retail and institutional shareholders will be able to submit and upvote questions in advance of its third quarter 2022 earnings call through the Say Connect platform. Management will address a selection of these questions relating to Backblaze’s business and financial results during the call. The platform will open on November 2 at 1:30 p.m. PT and close on November 8 at 1:30 p.m. PT. To submit questions, please visit: https://app.saytechnologies.com/backblaze-2022-q3.

LD Micro Conference

Backblaze management is attending the LD Micro Main Event XV in Los Angeles, Tuesday, October 25, 2022 and will be meeting with institutional investors throughout the day.

Co-founder, CEO and Chairperson of the Board Gleb Budman and CFO Frank Patchel will also be presenting from 4:00 p.m. to 4:25 pm PT (7:00 pm to 7:25 pm ET).

Investors may attend Backblaze's conference webcast by visiting the Events section of Backblaze’s investor relations website at https://ir.backblaze.com/news-events/events-presentations. An archive of the webcast will be available approximately 1 week after its completion and will be accessible for 90 days.

About Backblaze

Backblaze makes it astonishingly easy to store, use, and protect data. The Backblaze Storage Cloud provides a foundation for businesses, developers, IT professionals, and individuals to build applications, host content, manage media, back up and archive data, and more. With over two billion gigabytes of data storage under management, the company currently works with more than 500,000 customers in over 175 countries. Founded in 2007, the company is based in San Mateo, CA. For more information, please go to www.backblaze.com.

Investors Contact

James Kisner, CFA
Vice President, Investor Relations and Corporate Development
ir@backblaze.com

Press Contact

Jeanette Foster
Communications Manager
press@backblaze.com

Cautionary Note Regarding Preliminary Results and Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements are frequently identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or other similar terms or expressions that relate to our future performance, expectations, strategy, plans or intentions, and include statements in the section titled “Financial Outlook” and statements regarding the use and impact of our IPO proceeds.

This press release includes preliminary estimates of actual revenue and adjusted EBITDA margin because our financial closing procedures for the three months ended September 30, 2022 are not yet complete. Our preliminary results in this press release are based on currently available information and our final results upon completion of our closing procedures may vary significantly from our preliminary estimates. We currently expect to complete our closing procedures and announce our final results for revenue, adjusted EBITDA and other financial information on November 9, 2022.

In addition, our actual results could differ materially from those stated in or implied by the forward-looking statements in this press release due to a number of factors, including but not limited to: market competition, including competitors that may have greater size, offerings, and resources; effectively managing growth; disruption in our service or loss of availability of customers’ data; cyberattacks; ability to attract and retain customers; continued growth consistent with historical levels; ability to successfully offer new features on a timely basis; material defects or errors in our software; supply chain disruption; achieve success with our existing and new partnerships; ability to remediate and prevent material weaknesses in our internal controls over financial reporting; the impact of inflation, the COVID-19 pandemic and other factors relating to our business and the business of our customers, partners, vendors, and supply chain; and general market, political, economic, and business conditions. Further information on these and additional risks, uncertainties, assumptions, and other factors that could cause actual results or outcomes to differ materially from those included in or implied by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021, updates reflected in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and other filings and reports we make with the SEC from time to time.

The forward-looking statements made in this release reflect our views as of the date of this press release. Except for the preliminary financial results, which will be updated upon completion of our closing procedures for the three months ended September 30, 2022 as noted above, we undertake no obligation to update any forward-looking statements in this press release, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use adjusted EBITDA margin. These non-GAAP financial measures exclude certain items and are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. We present these non-GAAP measures because management believes they are a useful measure of the company’s performance and provide an additional basis for assessing our operating results.

A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future. For example, stock-based compensation expense-related charges are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict with reasonable accuracy and subject to constant change.

Adjusted EBITDA

We define adjusted EBITDA as net loss adjusted to exclude depreciation and amortization, stock-based compensation, interest expense, income tax provision, unrealized loss on SAFE and gain on extinguishment of debt. We use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that adjusted EBITDA, when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. We define adjusted EBITDA margin as a percentage of adjusted EBITDA to revenue.
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